Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Information

Third Quarter 2022

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	(312) 646-2801
Suite 2100	ir@eqcre.com
Chicago, IL 60606	www.eqcre.com
(312) 646-2800

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	10
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12

Portfolio Information
Property Detail	13
Leasing Summary	14
Capital Summary - Expenditures & Same Property Leasing Commitments	15
Tenants Representing 2.5% or More of Annualized Rental Revenue	16
Same Property Lease Expiration Schedule	17

Additional Support
Common & Potential Common Shares	18
Definitions	19

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements pertaining to our capital resources, portfolio performance, lease expirations schedules, results of operations or anticipated market conditions, including statements regarding the overall impact of COVID-19 and other external factors on the foregoing. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify forward-looking statements by the use of forward-looking terminology, including but not limited to, “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Any forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures
We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION
Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
4	1,507,379	83.4%	80.8%

NYSE Trading Symbols
Common Stock: EQC
Preferred Stock Series D: EQCpD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Gerald A. Spector
Ellen-Blair Chube	Peter Linneman (Lead Independent Trustee)	James A. Star
Martin L. Edelman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

William H. Griffiths	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Citigroup	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com

Certain terms are defined in the definitions section of this document. All financial data included herein is unaudited.

(1)	Any opinions, estimates or forecasts regarding EQC's performance made by these analysts do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

KEY FINANCIAL DATA
(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
OPERATING INFORMATION
Ending property count	4	4	4	4	4
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	83.4%	84.8%	83.3%	82.3%	82.5%
Percent commenced	80.8%	82.9%	79.5%	79.2%	78.6%
Net income (loss) attributable to EQC common shareholders	$10,193	$899	$(695)	$(3,631)	$(4,805)
Adjusted EBITDAre (1)	16,605	7,266	5,725	2,792	1,806
SAME PROPERTY OPERATING INFORMATION
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	83.4%	84.8%	83.3%	82.3%	82.5%
Percent commenced	80.8%	82.9%	79.5%	79.2%	78.6%
Same Property NOI (1)	$9,101	$8,976	$10,454	$7,701	$7,791
Same Property Cash Basis NOI (1)	8,781	8,699	10,139	7,363	7,375
Same Property NOI margin	60.2%	57.8%	62.1%	53.6%	56.1%
Same Property Cash Basis NOI margin	59.3%	57.0%	61.4%	52.5%	54.8%
SHARES OUTSTANDING AND PER SHARE DATA(2)
Shares Outstanding at End of Period
Common shares outstanding	110,652	111,242	112,670	115,206	121,511
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (2)	1,657	1,741	822	933	1,039
Preferred shares outstanding (3)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (4)	111,305	112,005	113,740	119,285	122,190
Diluted (4)	112,596	113,380	113,740	119,285	122,190
BALANCE SHEET
Total assets	$2,968,520	$2,968,480	$3,000,018	$3,081,383	$3,244,603
Total liabilities	137,925	22,658	19,751	26,113	32,769
MARKET CAPITALIZATION
Market value of preferred shares	$128,631	$128,090	$135,414	$145,981	$152,813
Market value of diluted common shares	2,735,847	3,110,422	3,201,609	3,008,000	3,183,849
Total market capitalization	$2,864,478	$3,238,512	$3,337,023	$3,153,981	$3,336,662

(1)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure herein.
(2)	Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.
(3)
As of September 30, 2022, we had 4,915 series D preferred shares outstanding that were convertible into 3,365 common shares. The series D preferred shares are anti-dilutive for GAAP EPS for all periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(4)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, amounts in thousands, except share data)

	September 30, 2022	December 31, 2021
ASSETS
Real estate properties:
Land	$44,060	$44,060
Buildings and improvements	363,782	362,042
	407,842	406,102
Accumulated depreciation	(166,379)	(156,439)
	241,463	249,663
Cash and cash equivalents	2,692,354	2,800,998
Rents receivable	16,234	15,549
Other assets, net	18,469	15,173
Total assets	$2,968,520	$3,081,383

LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other	$21,704	$19,762
Rent collected in advance	2,637	3,986
Distributions payable	113,584	2,365
Total liabilities	$137,925	$26,113

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6.50% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 110,651,571 and 115,205,818 shares issued and outstanding, respectively	1,106	1,152
Additional paid in capital	4,005,125	4,128,656
Cumulative net income	3,814,940	3,798,552
Cumulative common distributions	(4,393,290)	(4,281,195)
Cumulative preferred distributions	(723,691)	(717,700)
Total shareholders’ equity	2,823,453	3,048,728
Noncontrolling interest	7,142	6,542
Total equity	$2,830,595	$3,055,270
Total liabilities and equity	$2,968,520	$3,081,383

ADDITIONAL BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	September 30, 2022	December 31, 2021
Additional Balance Sheet Information

Straight-line rents receivable	$15,291	$15,140
Accounts receivable	943	409
Rents receivable	$16,234	$15,549

Capitalized lease incentives, net	$1,570	$1,306
Deferred leasing costs, net	10,406	10,394
Other	6,493	3,473
Other assets, net	$18,469	$15,173

Accounts payable	$2,602	$2,696
Accrued taxes	7,994	6,328
Accrued capital expenditures	269	509
Accrued leasing costs	301	154
Security deposits	2,772	2,192
Other accrued liabilities	7,766	7,883
Accounts payable, accrued expenses and other	$21,704	$19,762

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenues:
Rental revenue	$13,869	$13,141	$44,135	$41,424
Other revenue (1)	1,257	740	3,218	2,183
Total revenues	$15,126	$13,881	$47,353	$43,607

Expenses:
Operating expenses	$6,073	$6,102	$17,198	$19,311
Depreciation and amortization	4,451	4,588	13,176	13,371
General and administrative	7,593	7,572	23,241	30,691
Total expenses	$18,117	$18,262	$53,615	$63,373

Interest and other income, net	15,145	1,599	22,682	5,068
Gain on sale of properties, net	90	—	90	—
Income (loss) before income taxes	12,244	(2,782)	16,510	(14,698)
Income tax expense	(23)	(32)	(81)	(94)
Net income (loss)	$12,221	$(2,814)	$16,429	$(14,792)
Net (income) loss attributable to noncontrolling interest	(31)	6	(41)	30
Net income (loss) attributable to Equity Commonwealth	$12,190	$(2,808)	$16,388	$(14,762)
Preferred distributions	(1,997)	(1,997)	(5,991)	(5,991)
Net income (loss) attributable to Equity Commonwealth common shareholders	$10,193	$(4,805)	$10,397	$(20,753)

Weighted average common shares outstanding — basic (2)	111,305	122,190	112,341	122,128
Weighted average common shares outstanding — diluted (2)	112,596	122,190	113,383	122,128

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.09	$(0.04)	$0.09	$(0.17)
Diluted	$0.09	$(0.04)	$0.09	$(0.17)

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Three Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$13,869	$14,426	$15,840	$13,503	$13,141
Other revenue (1)	1,257	1,115	846	892	740
Operating expenses	(6,073)	(6,592)	(4,533)	(6,582)	(6,102)
NOI	$9,053	$8,949	$12,153	$7,813	$7,779
Straight-line rent adjustments	(61)	(100)	10	(130)	(409)
Lease termination fees	(259)	(177)	(325)	(209)	(7)
Cash Basis NOI	$8,733	$8,672	$11,838	$7,474	$7,363
Cash Basis NOI from non-same properties (2)	48	27	(1,699)	(111)	12
Same Property Cash Basis NOI	$8,781	$8,699	$10,139	$7,363	$7,375
Non-cash rental income and lease termination fees from same properties	320	277	315	338	416
Same Property NOI	$9,101	$8,976	$10,454	$7,701	$7,791

Reconciliation of Same Property NOI to GAAP Net Income (Loss):
Same Property NOI	$9,101	$8,976	$10,454	$7,701	$7,791
Non-cash rental income and lease termination fees from same properties	(320)	(277)	(315)	(338)	(416)
Same Property Cash Basis NOI	$8,781	$8,699	$10,139	$7,363	$7,375
Cash Basis NOI from non-same properties (2)	(48)	(27)	1,699	111	(12)
Cash Basis NOI	$8,733	$8,672	$11,838	$7,474	$7,363
Straight-line rent adjustments	61	100	(10)	130	409
Lease termination fees	259	177	325	209	7
NOI	$9,053	$8,949	$12,153	$7,813	$7,779
Depreciation and amortization	(4,451)	(4,313)	(4,412)	(4,403)	(4,588)
General and administrative	(7,593)	(7,646)	(8,002)	(6,753)	(7,572)
Interest and other income, net	15,145	5,963	1,574	1,732	1,599
Gain on sale of properties, net	90	—	—	—	—
Income (loss) before income taxes	$12,244	$2,953	$1,313	$(1,611)	$(2,782)
Income tax expense	(23)	(50)	(8)	(26)	(32)
Net income (loss)	$12,221	$2,903	$1,305	$(1,637)	$(2,814)

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Nine Months Ended September 30,
	2022	2021
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$44,135	$41,424
Other revenue (1)	3,218	2,183
Operating expenses	(17,198)	(19,311)
NOI	$30,155	$24,296
Straight-line rent adjustments	(151)	(1,277)
Lease termination fees	(761)	(7)
Cash Basis NOI	$29,243	$23,012
Cash Basis NOI from non-same properties (2)	(1,624)	(90)
Same Property Cash Basis NOI	$27,619	$22,922
Non-cash rental income and lease termination fees from same properties	912	1,284
Same Property NOI	$28,531	$24,206

Reconciliation of Same Property NOI to GAAP Net Income (Loss):
Same Property NOI	$28,531	$24,206
Non-cash rental income and lease termination fees from same properties	(912)	(1,284)
Same Property Cash Basis NOI	$27,619	$22,922
Cash Basis NOI from non-same properties (2)	1,624	90
Cash Basis NOI	$29,243	$23,012
Straight-line rent adjustments	151	1,277
Lease termination fees	761	7
NOI	$30,155	$24,296
Depreciation and amortization	(13,176)	(13,371)
General and administrative	(23,241)	(30,691)
Interest and other income, net	22,682	5,068
Gain on sale of properties, net	90	—
Income (loss) before income taxes	$16,510	$(14,698)
Income tax expense	(81)	(94)
Net income (loss)	$16,429	$(14,792)

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

SAME PROPERTY RESULTS OF OPERATIONS
(Unaudited, dollars and square feet in thousands)

	As of and for the Three Months Ended September 30,			As of and for the Nine Months Ended September 30,
	2022	2021	% Change	2022	2021	% Change
Properties	4	4		4	4
Square Feet	1,507	1,507		1,507	1,507
% Leased	83.4%	82.5%	0.9%	83.4%	82.5%	0.9%
% Commenced	80.8%	78.6%	2.2%	80.8%	78.6%	2.2%

Rental revenue	$13,548	$12,726	6.5%	$43,371	$39,998	8.4%
Other revenue (1)	1,252	739	69.4%	3,203	2,182	46.8%
Straight-line rent adjustment	61	409		151	1,277
Lease termination fees	259	7		761	7
Total revenue	15,120	13,881	8.9%	47,486	43,464	9.3%
Operating expenses	(6,019)	(6,090)	(1.2)%	(18,955)	(19,258)	(1.6)%
NOI	$9,101	$7,791	16.8%	$28,531	$24,206	17.9%
NOI Margin	60.2%	56.1%		60.1%	55.7%

Straight-line rent adjustment	$(61)	$(409)		$(151)	$(1,277)
Lease termination fees	(259)	(7)		(761)	(7)
Cash Basis NOI	$8,781	$7,375	19.1%	27,619	22,922	20.5%
Cash Basis NOI Margin	59.3%	54.8%		59.3%	54.3%

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(Unaudited, amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net income (loss)	$12,221	$(2,814)	$16,429	$(14,792)
Income tax expense	23	32	81	94
Depreciation and amortization	4,451	4,588	13,176	13,371
EBITDA	$16,695	$1,806	$29,686	$(1,327)
Gain on sale of properties, net	(90)	—	(90)	—
EBITDAre	$16,605	$1,806	$29,596	$(1,327)
Adjustments to EBITDAre:
Executive severance expense	—	—	—	7,107
Adjusted EBITDAre	$16,605	$1,806	$29,596	$5,780

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Calculation of FFO
Net income (loss)	$12,221	$(2,814)	$16,429	$(14,792)
Real estate depreciation and amortization	4,412	4,546	13,058	13,232
Gain on sale of properties, net	(90)	—	(90)	—
FFO attributable to Equity Commonwealth	16,543	1,732	29,397	(1,560)
Preferred distributions	(1,997)	(1,997)	(5,991)	(5,991)
FFO attributable to EQC common shareholders and unitholders	$14,546	$(265)	$23,406	$(7,551)

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$14,546	$(265)	$23,406	$(7,551)
Straight-line rent adjustments	(61)	(409)	(151)	(1,277)
Executive severance expense	—	—	—	7,107
Normalized FFO attributable to EQC common shareholders and unitholders	$14,485	$(674)	$23,255	$(1,721)

Weighted average common shares and units outstanding -- basic (1)	111,585	122,437	112,616	122,373
Weighted average common shares and units outstanding -- diluted (1)	112,876	122,437	113,658	122,373
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.13	$(0.00)	$0.21	$(0.06)
FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.13	$(0.00)	$0.21	$(0.06)
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.13	$(0.01)	$0.21	$(0.01)
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.13	$(0.01)	$0.20	$(0.01)

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended September 30, 2022 and 2021 include 280 and 247 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the nine months ended September 30, 2022 and 2021 include 275 and 245 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

PROPERTY DETAIL
As of September 30, 2022
(Unaudited, sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
	Property	City, State	Type	No. of Buildings	Square Feet	% Leased	% Commenced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired
1	1225 Seventeenth Street	Denver, CO	Office	1	695,372	91.4%	91.4%	$28,943	$175,796	$118,034	2009
	(17th Street Plaza)
2	Bridgepoint Square	Austin, TX	Office	5	440,007	80.6%	71.8%	13,846	102,972	46,354	1997
3	1250 H Street, NW	Washington, D.C.	Office	1	196,490	72.7%	72.7%	8,446	76,630	36,583	1998
4	206 East 9th Street	Austin, TX	Office	1	175,510	70.6%	70.6%	7,614	52,444	40,492	2012
	(Capitol Tower)
	Total Same Properties			8	1,507,379	83.4%	80.8%	$58,849	$407,842	$241,463

(1)	Refer to the definitions section of this document for a description of our same property portfolio.

LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Properties	4	4	4	4	4
Total square feet	1,507	1,507	1,507	1,507	1,507
Percentage leased	83.4%	84.8%	83.3%	82.3%	82.5%
Percentage commenced	80.8%	82.9%	79.5%	79.2%	78.6%

Total Leases
Square feet	55	34	40	51	9
Lease term (years)	4.4	6.0	5.2	4.8	3.3
Starting cash rent	$46.88	$42.28	$52.73	$56.04	$45.24
Percent change in cash rent (1)	(3.3)%	4.9%	2.8%	(0.0)%	0.5%
Percent change in GAAP rent (1)	2.2%	9.6%	5.0%	2.8%	0.3%
Total TI & LC per square foot (2)	$29.49	$66.31	$35.71	$36.68	$13.50
Total TI & LC per sq. ft. per year of lease term (2)	$6.73	$10.98	$6.85	$7.71	$4.14

Renewal Leases
Square feet	30	6	30	16	3
Lease term (years)	3.5	1.3	4.9	4.8	3.3
Starting cash rent	$49.67	$41.14	$56.84	$48.78	$45.89
Percent change in cash rent (1)	(3.3)%	4.9%	2.8%	(1.2)%	1.7%
Percent change in GAAP rent (1)	2.2%	9.6%	5.0%	(5.3)%	(4.9)%
Total TI & LC per square foot (2)	$18.53	$2.22	$40.05	$21.57	$2.67
Total TI & LC per sq. ft. per year of lease term (2)	$5.34	$1.73	$8.11	$4.48	$0.82

New Leases
Square feet	25	28	10	35	6
Lease term (years)	5.5	7.0	6.0	4.7	3.3
Starting cash rent	$43.45	$42.51	$40.84	$59.32	$44.92
Percent change in cash rent (1)	—	—	—%	0.5%	(0.4)%
Percent change in GAAP rent (1)	—	—	—%	6.4%	4.0%
Total TI & LC per square foot (2)	$42.92	$79.53	$23.12	$43.51	$18.82
Total TI & LC per sq. ft. per year of lease term (2)	$7.81	$11.33	$3.85	$9.21	$5.77

The above leasing summary is based on leases executed during the periods indicated and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale. Our same property leasing activity is identical to the information above for all periods presented. Refer to the definitions section of this document for a description of our same property portfolio.

(1)
Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. Leasing in suites vacant longer than two years was excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(Unaudited, dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Tenant improvements	$557	$1,447	$579	$828	$1,001
Leasing costs	501	831	590	695	34
Building improvements (1)	59	42	265	336	219
Total capital expenditures	$1,117	$2,320	$1,434	$1,859	$1,254

Average square feet during period	1,507	1,507	1,507	1,507	1,507

Building improvements per average total sq. ft. during period	$0.04	$0.03	$0.18	$0.22	$0.15

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	September 30, 2022
	New Leases	Renewal Leases	Total
Square feet leased during the period	25	30	55
Total TI & LC (2)	$1,073	$556	$1,629
Total TI & LC per square foot (2)	$42.92	$18.53	$29.49
Weighted average lease term by square foot (years)	5.5	3.5	4.4
Total TI & LC per square foot per year of lease term (2)	$7.81	$5.34	$6.73

(1)	Tenant-funded capital expenditures are excluded.
(2)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 2.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of September 30, 2022
(Unaudited, square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Equinor Energy Services, Inc.	80	6.4%	6.0%	1.3
2	KPMG, LLP	71	5.6%	5.2%	6.7
3	Salesforce.com, Inc.	65	5.2%	5.1%	3.2
4	Crowdstrike, Inc.	36	2.9%	3.8%	2.1
5	CBRE, Inc.	40	3.2%	3.5%	5.5
6	RSM US LLP	32	2.5%	3.2%	9.7
7	SonarSource US, Inc.	28	2.2%	2.9%	4.9
8	Alden Torch Financial, LLC	34	2.7%	2.6%	4.4
9	New York Life Insurance Company	32	2.5%	2.5%	2.8

	Total	418	33.2%	34.8%	4.2

(1)
Square footage as of September 30, 2022 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of September 30, 2022
(Unaudited, dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2022	3	14	1.1%	1.1%	$620	1.1%	1.1%
2023	16	179	14.2%	15.3%	8,416	14.3%	15.4%
2024	18	227	18.2%	33.5%	10,774	18.4%	33.8%
2025	12	155	12.3%	45.8%	7,277	12.4%	46.2%
2026	9	72	5.7%	51.5%	3,554	6.0%	52.2%
2027	15	197	15.7%	67.2%	9,561	16.2%	68.4%
2028	10	111	8.8%	76.0%	4,180	7.1%	75.5%
2029	7	145	11.5%	87.5%	7,134	12.1%	87.6%
2030	6	87	6.9%	94.4%	3,140	5.3%	92.9%
2031	1	12	1.0%	95.4%	590	1.0%	93.9%
Thereafter	4	58	4.6%	100.0%	3,603	6.1%	100.0%
Total	101	1,257	100.0%		$58,849	100.0%
Weighted average remaining
lease term (in years)		4.0			4.1

(1)
Leased square footage as of September 30, 2022 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

COMMON & POTENTIAL COMMON SHARES
(Unaudited, share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Weighted Average Share Calculation - GAAP EPS	2022	2021	2022	2021

Weighted average common shares outstanding - basic (1)	111,305	122,190	112,341	122,128
Weighted average dilutive RSUs and maket-based LTIP Units (2)	1,291	—	1,042	—
Weighted average common shares outstanding - diluted (1)	112,596	122,190	113,383	122,128

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2022	2021	2022	2021
Weighted average EQC common shares outstanding (1)	111,305	122,190	112,341	122,128
Weighted average Operating Partnership Units outstanding (3)	227	223	225	203
Weighted average time-based LTIP Units (2)(3)	53	24	50	42
Weighted average common shares and units outstanding - basic (1)	111,585	122,437	112,616	122,373
Weighted average dilutive RSUs and market-based LTIP Units (2)	1,291	—	1,042	—
Weighted average common shares and units outstanding - diluted (1)	112,876	122,437	113,658	122,373

Rollforward of Share Count to September 30, 2022	Series D Preferred Shares (4)	EQC Common Shares (5)
Outstanding on December 31, 2021	4,915	115,206
Repurchase of common shares	—	(4,887)
Share-based compensation grants and vesting, net (6)	—	333
Outstanding on September 30, 2022	4,915	110,652
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on September 30, 2022 (2)		1,657
Potential common shares as measured on September 30, 2022 (7)		112,309

(1)
Weighted average common shares outstanding for the three months ended September 30, 2022 and 2021 includes 86 and 262 unvested, earned RSUs, respectively. Weighted average common shares outstanding for the nine months ended September 30, 2022 and 2021 includes 111 and 255 unvested, earned RSUs, respectively.

(2)
We have granted RSUs and LTIP Units to certain employees, officers, eligible consultants and trustees. RSUs and market-based LTIP Units contain service and market-based vesting components. Time-based LTIP Units contain service-based vesting components. Each LTIP Unit will convert automatically into an OP Unit on a one-for-one basis when the LTIP Unit becomes vested and its capital account is equalized with the per-unit capital account of the OP Units.

(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and OP Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(4)
As of September 30, 2022, we had 4,915 series D preferred shares that were convertible into 3,365 common shares. The series D preferred shares are anti-dilutive for GAAP EPS for all periods presented. The series D preferred shares are anti-dilutive for all periods presented with respect to FFO and Normalized FFO per common share and unit.

(5)	EQC common shares include unvested restricted shares.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax withholding obligations.
(7)
Potential common shares as measured on September 30, 2022 include unvested earned RSUs. The 4,915 series D preferred shares outstanding that were convertible into 3,365 common shares as of September 30, 2022 are excluded.

DEFINITIONS
Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of September 30, 2022, plus estimated recurring expense reimbursements; excludes lease value amortization, straight-line rent adjustments, abated (free) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties, if any, is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets. Tenant-funded capital expenditures are excluded.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities. We believe that EBITDA, EBITDAre and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by Nareit. Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.

DEFINITIONS
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight-line rent adjustments, lease value amortization and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from October 1, 2021 through September 30, 2022. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2021 through September 30, 2022. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they may help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Other Revenue
Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
Percentage Commenced
Percentage commenced is the percentage of space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, which includes the space of tenants in a free rent period.
Percentage Leased
Percentage leased is the percentage of space subject to signed leases.
Rental Revenue
Rental revenue is primarily comprised of minimum lease payments from tenants, including tenant reimbursements. In addition, rental revenue includes lease termination fees and straight-line rent adjustments.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from October 1, 2021 through September 30, 2022. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2021 through September 30, 2022. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.

DEFINITIONS
Total Market Capitalization
Total market capitalization is the market value of preferred shares plus the market value of diluted common shares. The market value of preferred shares is the product of the number of Series D preferred shares outstanding at the end of the period and the closing share price of the Series D preferred shares (EQCpD) at the end of the period. The market value of diluted common shares is the product of the number of diluted common shares outstanding at the end of the period and the closing share price of the common shares (EQC) at the end of the period.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, and impairment write-downs, if any.